UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

C5 Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41205	86-3097106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Pennsylvania Ave NW, Ste #460

Washington, DC 20006 DC

(Address of principal executive offices, including zip code)

(202) 452-9133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable public warrant	CXAC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	CXAC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CXAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 10, 2023, C5 Sponsor LLC (the “Sponsor”) agreed to make monthly deposits directly to the trust account (the “Trust Account”) of C5 Acquisition Corporation (the “Company”) in the amount of $320,000 (each deposit, a “Contribution”) following the approval of the Charter Amendment (as defined below) on the terms described below. Such Contributions will be made pursuant to a non-interest bearing, unsecured promissory note (the “Promissory Note”) issued by the Company to the Sponsor.

As previously disclosed, at the special meeting of the Company held on April 6, 2023, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date by which the Company must consummate an initial business combination (the “Business Combination”) from April 11, 2023 to December 31, 2023 (the “Charter Amendment”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on April 6, 2023.

Each Contribution will be paid monthly beginning on May 11, 2023 and thereafter on the eleventh day of each month (or if such eleventh day is not a business day, on the business day immediately preceding such eleventh day) until the earliest to occur of (i) the consummation of the Business Combination, (ii) December 11, 2023 and (iii) if a Business Combination is not consummated, the date of liquidation of the Trust Account, as determined in the sole discretion of the Company’s board of directors. The Promissory Note will mature on the earlier of (1) the date the Company consummates a Business Combination and (2) the date that the winding up of the Company is effective (such date, the “Maturity Date”). The Promissory Note will not bear any interest, and will be repayable by the Company to the Sponsor upon the Maturity Date. The Maturity Date may be accelerated upon the occurrence of an “Event of Default” (as defined in the Promissory Note). Any outstanding principal under the Promissory Note may be prepaid at any time by the Company, at its election and without penalty.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the Promissory Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The funds in the Trust Account are currently held in an interest bearing demand deposit account.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.03 to the extent required herein.

Item 8.01	Other Events.

The information disclosed under Item 1.01 of this Current Report is incorporated by reference into this Item 8.01 to the extent required herein.

Forward-Looking Statements

This Current Report includes, and oral statements made from time to time by representatives of the Company may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “will,” “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “goal,” “target,” “outlook,” “allow,” “intend” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in the Company’s other SEC filings. Forward-looking statements in this Current Report may include, for example, statements about the Company’s ability to complete a Business Combination; the anticipated benefits of the Business Combination; the interest rate earned on the Trust Account funds held in the demand deposit account; Contributions by the Sponsor; and any excise tax that may be imposed under the Inflation Reduction Act of 2022 in connection with redemptions of the Class A common stock.

The forward-looking statements contained in this Current Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section titled “Risk Factors” in the Proxy Statement and in the Company’s most recent Annual Report on Form 10-K and in its subsequent Quarterly Reports on Form 10-Q. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
10.1	Promissory Note, dated as of May 10, 2023, by and between C5 Acquisition Corporation and C5 Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

C5 ACQUISITION CORPORATION

Dated: May 16, 2023	By:	/s/ David Glickman
		Name:	David Glickman
		Title:	Chief Financial Officer